INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARRAS MINERALS CORP.

NUMBER
CERT.9999

SHARES
9,000,000,000***
9,000,000,000*
****9,000,000,000***
*****9,000,000,000**
******9,000,000,000*

THIS CERTIFIES THAT

* SPECIMEN *

IS THE REGISTERED HOLDER OF

* NINE BILLION *

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT NOMINAL OR PAR VALUE

In the Capital Stock of the above named Corporation transferable on the books of the Corporation by the registered holder in person or by duly authorized attorney in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

ARRAS MINERALS CORP.

Chief Executive Officer

Chief Financial Officer

DATED: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED
OLYMPIA TRUST COMPANY
CALGARY, AB AND VANCOUVER, BC
TRANSFER AGENT AND REGISTRAR

BY: SPECIMEN
Authorized Officer

The shares represented by this Certificate are transferable at the offices of Olympia Trust Company in the Cities of Calgary, AB and Vancouver, BC.

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SECURITE AU VERSO

5397314

THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, PRIVILEGES, RESTRICTIONS OR CONDITIONS ATTACHED TO IT. THE CORPORATION WILL FURNISH TO SHAREHOLDERS, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

____

(Name and address of transferee)

____

____

______________________________ shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

______________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

Dated: ____________________ 20____ Signature: ______________________________

(Signature of Shareholder)

Signature Guaranteed By: ______________________________

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a major Canadian Schedule 1 bank or a member of a recognized Medallion Signature Guarantee Program.